Exhibit 99.1

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc.

Underwriter (the "Underwriter") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS
      COMM 2005-C6



   Loan
  Number                  Property Name                                      Street Address                              City
----------   ----------------------------------------   ---------------------------------------------------------   ---------------
   GA23450   Longacre House                             305 West 50th Street                                        New York
     49809   Communities at Southwood                   4602-C Southwood Parkway                                    Richmond
     49318   Ridge Crossings Apartments                 100 Tree Crossing Parkway                                   Hoover
-----------------------------------------------------------------------------------------------------------------------------------
  DBM22979   Wiener Apartment Portfolio X               Various                                                     Various
-----------------------------------------------------------------------------------------------------------------------------------
DBM22979-1   25-10 / 20-30 30th Road                    25-10 / 20-30 30th Road                                     Astoria
DBM22979-3   86-06 35th Avenue                          86-06 35th Avenue                                           Jackson Heights
DBM22979-5   76-09 34th Avenue                          76-09 34th Avenue                                           Jackson Heights
DBM22979-2   85-05 35th Avenue                          85-05 35th Avenue                                           Jackson Heights
DBM22979-4   85-50 Forest Parkway                       85-50 Forest Parkway                                        Woodhaven
DBM22979-6   32-86 33rd Street                          32-86 33rd Street                                           Astoria
DBM22979-7   86-20 Park Lane South                      86-20 Park Lane South                                       Woodhaven
-----------------------------------------------------------------------------------------------------------------------------------
 940951440   San Brisas Apartments                      2020 Eldridge Parkway                                       Houston
 940951504   The Villas of Bristol Heights Apartments   12041 Dessau Road                                           Austin
  DBM23140   Ivystone Apartments                        1150 Volvo Parkway                                          Chesapeake
  DBM23013   Cornerstone Apartments                     2409 South Conway Road                                      Orlando
  DBM22860   Village at Main Street Apartments          30050 Town Center Loop West                                 Wilsonville
     49089   Westbury Apartments                        1025 Westbury Boulevard                                     Howell
  DBM22693   Mission Sandy Springs Apartments           5555 Roswell Road                                           Atlanta
     48157   Cesery Portfolio                           2647 Cesery Boulevard                                       Jacksonville
  DBM22615   Greenbriar Village MHP                     63 Green Briar Drive North                                  Bath
  DBM23012   Braden Lakes Apartments                    2835 50th Avenue West                                       Bradenton
  DBM22478   Chambers Ridge Apartments                  5069 Stacey Drive East                                      Harrisburg
  DBM23141   Oak Lake Apartments                        413 Oak Lake Way                                            Chesapeake
     50210   Independence- Raleigh                      3133 Charles B. Root Wynd                                   Raleigh
     49391   Dominion at Riata                          12340 Alameda Trace Circle                                  Austin
  DBM22934   Lochwood Apartments                        5664 Woodmont Avenue                                        Baltimore
  DBM22732   Copper Mill Apartments                     7710 South Granite Avenue                                   Tulsa
  DBM22614   Fernwood MHP                               1901 Fernwood Drive                                         Capitol Heights
  DBM22901   Wyndwood Apartments                        55 Regina Drive                                             East Windsor
     49740   Independence- East Lansing                 2530 Marfitt Road                                           East Lansing
 940951761   Oaks of Ashford Apartment Homes            4040 Synott Road                                            Houston
 940951777   Bryce Jordan Tower                         463 East Beaver Avenue                                      State College
     49436   Downing Place Townhouses                   3395 Spangler Drive                                         Lexington
     49578   Summer Trace Apartments                    3201 Knight Street                                          Shreveport
  DBM23072   69 Bennett Avenue                          69 Bennett Avenue                                           New York
  DBM23071   109-20 Queens Boulevard                    109-20 Queens Boulevard                                     Forest Hills
  DBM22604   New England Apartments                     2516 Douglas Avenue                                         Bellingham
     48796   Summit Apartments                          7266 Franklin Avenue                                        Los Angeles
     49315   Chelsea Court Apartments                   500 North Rossmore Avenue                                   Los Angeles
     48633   Sutton Place Apartments                    1616 North Fuller Avenue                                    Los Angeles
     48661   Wildwood Apartments                        601 Wildbrook Lane                                          Hoover
     49388   14639 Burbank Boulevard                    14639 Burbank Boulevard                                     Van Nuys
     49108   Quail Canyon Apartments                    2045 South McClintock Drive                                 Tempe
 940951720   Wyndham on the Creek Apartments            9633 Ferris Branch Boulevard                                Dallas
 940951811   Ridge Park Apartments                      7601 South Yale Avenue                                      Tulsa
 940951776   The Center Place Apartments                3005 South Center Street                                    Arlington
     49183   Barrett Apartments                         4641 Hermitage Road, 4700 Calhoun Road, 4850 General Road   Mobile
  DBM22616   Valley Vista MHP                           1800 West Main Street                                       Lowell
     49340   Pueblo Springs Mobile Home Park            27930 Pueblo Springs Drive                                  Hayward
 940951832   Oaks of Ashford Point Apt Homes II         13103 Ashford Point Drive                                   Houston
 940951762   Capitol Hill Apartments                    320 North 22nd Street                                       Omaha
     49162   Gardendale Avenue Apartments               1030 Grubbs Avenue                                          Gardendale
     49243   Meadow View Manor (2)                      99 Meadowview Lane                                          Brainerd


                                                                                                       Initial
   Loan                                                                          Initial Pool       Pool Balance
  Number         County        State   Zip Code          Property Type            Balance ($)    Per Unit or Pad ($)
----------   ---------------   -----   --------   ----------------------------   -------------   -------------------
   GA23450   New York           NY        10019           Multifamily            85,000,000.00            290,102.39
     49809   Richmond           VA        23224           Multifamily            50,000,000.00             38,880.25
     49318   Jefferson          AL        35244           Multifamily            46,000,000.00             63,888.89
--------------------------------------------------------------------------------------------------------------------
  DBM22979   Queens             NY     Various            Multifamily            44,305,596.62             77,322.16
--------------------------------------------------------------------------------------------------------------------
DBM22979-1   Queens             NY        11102           Multifamily             9,095,850.96             77,742.32
DBM22979-3   Queens             NY        11372           Multifamily             7,188,656.41             80,771.42
DBM22979-5   Queens             NY        11372           Multifamily             6,895,241.86             83,075.20
DBM22979-2   Queens             NY        11372           Multifamily             6,528,473.68             72,538.60
DBM22979-4   Queens             NY        11421           Multifamily             6,455,120.03             77,772.53
DBM22979-6   Queens             NY        11106           Multifamily             4,254,510.93             66,476.73
DBM22979-7   Queens             NY        11421           Multifamily             3,887,742.75             82,717.93
--------------------------------------------------------------------------------------------------------------------
 940951440   Harris             TX        77077           Multifamily            33,600,000.00            107,692.31
 940951504   Travis             TX        78754           Multifamily            28,000,000.00             79,772.08
  DBM23140   Chesapeake City    VA        23320           Multifamily            26,500,000.00             72,010.87
  DBM23013   Orange             FL        32812           Multifamily            23,500,000.00             54,651.16
  DBM22860   Clackamas          OR        97070           Multifamily            22,800,000.00             98,275.86
     49089   Livingston         MI        48843           Multifamily            16,500,000.00            125,954.20
  DBM22693   Fulton             GA        30342           Multifamily            16,300,000.00             52,922.08
     48157   Duval              FL        32211           Multifamily            16,000,000.00             22,068.97
  DBM22615   Northampton        PA        18014       Manufactured Housing       14,240,000.00             44,639.50
  DBM23012   Manatee            FL        34207           Multifamily            14,000,000.00             53,030.30
  DBM22478   Dauphin            PA        17111           Multifamily            13,955,905.32             43,073.78
  DBM23141   Chesapeake City    VA        23320           Multifamily            12,960,000.00             75,348.84
     50210   Wake               NC        27612   Multifamily--Assisted Living   12,500,000.00             74,404.76
     49391   Travis             TX        78727           Multifamily            11,700,000.00             76,470.59
  DBM22934   Baltimore City     MD        21239           Multifamily            11,500,000.00             32,577.90
  DBM22732   Tulsa              OK        74136           Multifamily            11,066,412.38             20,342.67
  DBM22614   Prince George's    MD        20743       Manufactured Housing        9,280,000.00             28,292.68
  DBM22901   Hartford           CT         6088           Multifamily             9,250,000.00             51,104.97
     49740   Ingham             MI        48823   Multifamily--Assisted Living    9,000,000.00             59,210.53
 940951761   Harris             TX        77082           Multifamily             8,773,906.11             44,089.98
 940951777   Centre             PA        16801           Multifamily             7,984,155.30            166,336.57
     49436   Fayette            KY        40517           Multifamily             7,100,000.00             36,787.56
     49578   Caddo              LA        71105           Multifamily             6,500,000.00             32,500.00
  DBM23072   New York           NY        10033           Multifamily             6,243,742.48            104,062.37
  DBM23071   Queens             NY        11375           Multifamily             6,218,767.51             97,168.24
  DBM22604   Whatcom            WA        98225           Multifamily             5,583,674.78             84,601.13
     48796   Los Angeles        CA        90046           Multifamily             5,500,000.00             61,111.11
     49315   Los Angeles        CA        90004           Multifamily             4,680,000.00             69,850.75
     48633   Los Angeles        CA        90046           Multifamily             4,000,000.00             29,411.76
     48661   Jefferson          AL        35216           Multifamily             3,900,000.00             44,318.18
     49388   Los Angeles        CA        91411           Multifamily             3,820,000.00             73,461.54
     49108   Maricopa           AZ        85282           Multifamily             3,600,000.00             32,142.86
 940951720   Dallas             TX        75243           Multifamily             3,551,807.80             23,521.91
 940951811   Tulsa              OK        74136           Multifamily             3,492,558.29             34,925.58
 940951776   Tarrant            TX        76014           Multifamily             3,346,953.60             33,469.54
     49183   Mobile             AL        36619           Multifamily             3,320,000.00             21,842.11
  DBM22616   Kent               MI        49331       Manufactured Housing        3,030,000.00             22,116.79
     49340   Alameda            CA        94545       Manufactured Housing        3,000,000.00             21,897.81
 940951832   Harris             TX        77082           Multifamily             2,592,377.25             46,292.45
 940951762   Douglas            NE        68102           Multifamily             2,051,000.00             17,834.78
     49162   Jefferson          AL        35071           Multifamily             1,573,663.56             32,784.66
     49243   Crow Wing          MN        56401       Manufactured Housing        1,297,373.40             13,656.56

                                                  Studios                 1 Bedroom (1)                 2 Bedroom (1)
                                           ---------------------   ---------------------------   ---------------------------
   Loan                                               Avg Rent                      Avg Rent                      Avg Rent
  Number      Utilities paid by Tenant     # Units   per mo. ($)      # Units      per mo. ($)      # Units      per mo. ($)
----------   ---------------------------   -------   -----------   -------------   -----------   -------------   -----------
   GA23450   Electric                           62         2,268             192         2,741              39         4,036
     49809   Electric, Water, Gas, Sewer                                     332           465             909           598
     49318   Electric, Water, Gas, Sewer                                     260           575             378           744
----------------------------------------------------------------------------------------------------------------------------
  DBM22979   Electric, Gas                      58           882             353           943             150         1,118
----------------------------------------------------------------------------------------------------------------------------
DBM22979-1   Electric, Gas                      13           928              85           968              19         1,116
DBM22979-3   Electric, Gas                      14           816              48           918              27         1,132
DBM22979-5   Electric, Gas                                                    37         1,011              46         1,241
DBM22979-2   Electric, Gas                      14           759              48           943              28           915
DBM22979-4   Electric, Gas                       6           861              53           979              12         1,158
DBM22979-6   Electric, Gas                       5         1,296              53           792               6         1,171
DBM22979-7   Electric, Gas                       6           902              29         1,037              12         1,031
----------------------------------------------------------------------------------------------------------------------------
 940951440   Water                                                            62         1,072             148         1,545
 940951504   Electric, Water                                                 117           832             176         1,229
  DBM23140   Electric                                                        112           705             256           853
  DBM23013   Electric                           32           565             192           688             206           797
  DBM22860   None                                                             72           704             104         1,056
     49089   Electric, Water, Gas, Sewer                                      32         1,095              43         1,416
  DBM22693   Electric, Water, Sewer                                           49           825             209           969
     48157   Electric, Gas                                                   393           429             252           511
  DBM22615   Electric, Water                                                 319           395
  DBM23012   Electric, Water                                                  56           629             208           708
  DBM22478   Electric, Gas                                                   112           626             152           701
  DBM23141   Electric                                                         60           772             112           878
     50210   None                               61         1,602              96         2,105              11         2,625
     49391   Electric, Water, Gas, Sewer                                      60           937              85         1,228
  DBM22934   Electric                                                        178           576             172           677
  DBM22732   Electric, Water                                                 432           376             112           500
  DBM22614   Electric, Water, Trash                                          328           311
  DBM22901   Electric, Water, Gas                                             56           727             125           798
     49740   None                               35         1,498             108         1,996               9         2,376
 940951761   Electric, Water, Sewer                                          100           542              99           739
 940951777   Electric, Water, Sewer
     49436   Electric                                                         76           440             117           563
     49578   Electric                                                         84           458              76           563
  DBM23072   Electric, Gas                       7         1,025              41         1,122              12         1,198
  DBM23071   Electric, Gas                                                    53         1,158              11         1,335
  DBM22604   Electric, Gas                                                     6           627              24           341
     48796   Electric, Gas                       9         1,044              29         1,368              52         1,481
     49315   Electric, Gas                                                    29         1,259              38         1,579
     48633   Electric, Gas                      72           961              64         1,064
     48661   Electric, Water, Sewer                                           28           625              40           725
     49388   Electric, Gas                                                    26         1,069              26         1,271
     49108   Electric                                                         30           625              82           713
 940951720   Electric                                                        117           489              34           775
 940951811   Electric                                                         52           546              48           656
 940951776   Electric                                                         48           533              52           660
     49183   Electric, Gas                                                    40           375             112           425
  DBM22616   Electric, Water, Sewer                                          137           345
     49340   Electric, Water, Gas, Sewer                                                                   137           437
 940951832   Electric, Water, Sewer                                                                         44           660
 940951762   Electric
     49162   Electric                                                                                       48           503
     49243   Electric, Water, Gas                                             94           210

                    3 Bedroom                 4 Bedroom                 5 Bedroom                       Beds
             -----------------------   -----------------------   -----------------------    Number     ------
   Loan                   Avg Rent                  Avg Rent                  Avg Rent        of
  Number      # Units    per mo. ($)    # Units    per mo. ($)    #Units     per mo. ($)   Elevators   # Beds
----------   ---------   -----------   ---------   -----------   ---------   -----------   ---------   ------
   GA23450                                                                                         3
     49809          45           766
     49318          82           904
-------------------------------------------------------------------------------------------------------------
  DBM22979          12         1,158                                                              14
-------------------------------------------------------------------------------------------------------------
DBM22979-1                                                                                         3
DBM22979-3                                                                                         2
DBM22979-5                                                                                         2
DBM22979-2                                                                                         2
DBM22979-4          12         1,158                                                               2
DBM22979-6                                                                                         2
DBM22979-7                                                                                         1
-------------------------------------------------------------------------------------------------------------
 940951440         102         2,035
 940951504          58         1,554
  DBM23140
  DBM23013
  DBM22860          56           967
     49089          56         1,485
  DBM22693          50         1,250
     48157
  DBM22615
  DBM23012
  DBM22478          60           853
  DBM23141
     50210                                                                                         2
     49391           8         1,489
  DBM22934
  DBM22732
  DBM22614
  DBM22901
     49740                                                                                         1
 940951761
 940951777           6           510          42           490                                     1      186
     49436
     49578          40           692
  DBM23072                                                                                         1
  DBM23071                                                                                         2
  DBM22604          12           354          24           311                                            186
     48796                                                                                         2
     49315                                                                                         2
     48633                                                                                         2
     48661          20           875
     49388
     49108
 940951720
 940951811
 940951776
     49183
  DBM22616
     49340
 940951832          12           825
 940951762                                                                                         1
     49162
     49243

1) For Manufactured Housing Loans, 1 Bedroom is Single Wide and 2 Bedroom is Double Wide.

2)    Property includes an additional four bedroom unit.